Ivy Variable Insurance Portfolios

Supplement dated April 13, 2018 to the

Ivy Variable Insurance Portfolios Statement of Additional Information

dated April 28, 2017

as supplemented July 14, 2017, December 8, 2017, February 26, 2018 and April 12, 2018

Effective immediately, Daniel P. Becker will no longer serve as a co-portfolio manager of Ivy VIP Growth. Accordingly, all references and information related to Mr. Becker are deleted in their entirety.

Effective immediately, Eric C. Perry will no longer serve as a co-portfolio manager of Ivy VIP Balanced or Ivy VIP Bond. Accordingly, all references and information related to Mr. Perry are deleted in their entirety.

Supplement	Statement of Additional Information	1